UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cencora, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for virtual meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V27189-P01855-Z86610 CENCORA, INC. ATTN: CORPORATE SECRETARY 1 WEST FIRST AVENUE CONSHOHOCKEN, PA 19428 CENCORA, INC. 2024 Annual Meeting Vote by March 11, 2024 11:59 PM ET. For shares held in a Plan, vote by March 8, 2024 11:59 PM EST. You invested in CENCORA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 12, 2024. Vote Virtually at the Meeting* March 12, 2024 4:00 PM, ET Virtually at: www.virtualshareholdermeeting.com/COR2024 Get informed before you vote View the Notice and Proxy Statement, Letter to Shareholders and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 27, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V27190-P01855-Z86610 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Against 1. Election of Eleven Directors. Nominees: 1d. D. Mark Durcan 1a. Ornella Barra 1e. Richard W. Gochnauer 1c. Steven H. Collis 1f. Lon R. Greenberg 1g. Kathleen W. Hyle 1h. Lorence H. Kim, M.D. 1i. Redonda G. Miller, M.D. 1j. Dennis M. Nally 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024. 4. Approval of an amendment of the certificate of incorporation for the exculpation of officers as permitted by Delaware law. 5. Approval of miscellaneous amendments to the certificate of incorporation. NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof. For For For For For For For For For For For For 6. Shareholder proposal regarding voting standard for election of directors. 1k. Lauren M. Tyler For 1b. Werner Baumann For For